Exhibit 10.70

LETTER AGREEMENT

September 15, 2008

BY AND BETWEEN

HARVEY SMITH

AND

VALOR ENERGY CORP

This agreement made by and between Harvey Smith, a Canadian citizen residing in Vancouver, British Columbia, Canada (“Smith”), and VALOR ENERGY CORP, a Nevada corporation (“Valor”).

The parties hereby agree to the following;

(a)

Valor will forward a check by mail, in the amount of $13,000 dollars (the “final payment”) within 24 hours of receiving an original signed by Smith and a Notary Public registered in the province of British Columbia.

(b)

Upon Smith cashing the check, he agrees that this “final payment” represents the full settlement of all amounts owed to him, in either cash or stock.

(c)

This agreement signed by Smith will thereby constitute a complete release and relinquishment of any and all claims to Valor cash and/or assets including common and preferred stock.

IN WITNESS WHEREOF, THIS AGREEMENT SHALL BE EFFECTIVE AS OF September 15, 2008.

 \s\Harvey Smith

\S\Sheridan Westgarde___

Harvey Smith

Sheridan Westgarde, CEO

Notary

Signature__(notary signature)__       Seal _(seal)______

Endnotes

HARVEY SMITH

VALOR ENEGY CORP

Letter Agreement Harvey Smith September 15, 2008